Description of Business	12 Months Ended
Dec. 31, 2013
DESCRIPTION OF BUSINESS [Abstract]
Description of Business
NOTE 1 - DESCRIPTION OF BUSINESS

Navios Partners is an international owner and operator of dry cargo vessels, formed on August 7, 2007 under the laws of the Republic of the Marshall Islands by Navios Holdings, a vertically integrated seaborne shipping and logistics company with over 60 years of operating history in the drybulk shipping industry. Navios GP L.L.C. (the “General Partner”), a wholly owned subsidiary of Navios Maritime Holdings Inc. (“Navios Holdings”), was also formed on that date to act as the general partner of Navios Partners and received a 2% general partner interest in Navios Partners.

Navios Partners is engaged in the seaborne transportation services of a wide range of drybulk commodities including iron ore, coal, grain and fertilizer, chartering its vessels under medium to long-term charters. The operations of Navios Partners are managed by Navios ShipManagement Inc., a subsidiary of Navios Holdings (the “Manager”) from its offices in Piraeus, Greece, Singapore and Monaco.

Pursuant to the initial public offering (“IPO”) on November 16, 2007, Navios Partners entered into the following agreements:

(a) a management agreement with the Manager pursuant to which the Manager provides Navios Partners commercial and technical management services;

(b) an administrative services agreement with the Manager pursuant to which the Manager provides Navios Partners administrative services; and

(c) an omnibus agreement with Navios Holdings (“Omnibus Agreement”), governing, among other things, when Navios Partners and Navios Holdings may compete against each other as well as rights of first offer on certain drybulk carriers.

As of December 31, 2013, there were outstanding: 71,034,163 common units and 1,449,681 general partnership units. As of December 31, 2013, Navios Holdings owned a 21.6% interest in Navios Partners, which includes a 2% general partner interest.